EXHIBIT 21

Name of Subsidiary	Jurisdiction of Incorporation or Organization	% of Voting Equity Owned by Parent
199 Sunbeam Realty, LLC	Delaware	100%
CGRH, LLC	Delaware	100%
Clyde's Broadland, LLC	Virginia	100%
Clyde's of Chevy Chase, LLC	Maryland	100%
Clyde's Tower Oaks Lodge, LLC	Maryland	100%
Clyde's of Columbia, LLC	Maryland	100%
Clyde's of Gallery Place, LLC	District of Columbia	100%
Clyde's of Georgetown, LLC	District of Columbia	100%
Clyde's at Mark Center, LLC	Virginia	100%
Clyde's of Reston, LLC	Virginia	100%
Clyde's Management, LLC	District of Columbia	100%
The City Limit, LLC	District of Columbia	100%
The Walrus Company, LLC	District of Columbia	100%
Rye Street CRG LLC	Maryland	100%
Gastropod Morse LLC	District of Columbia	100%
Forney Corporation	Delaware	100%
Forney Shanghai Trading Company	China (PR)	100%
Forney Maquila, LLC	Delaware	100%
FMMX S. de R.L. de C.V.	Mexico	100%	(a)
FSM S. de R.L. de C.V.	Mexico	100%	(b)
FRTW Holdings LLC	Delaware	100%
Hoover Wood Products Holdings, Inc.	Delaware	100%
Hoover Treated Wood Products, Inc.	Delaware	100%
Hoover Architectural Solutions, LLC	Delaware	100%
FBHCO, Inc.	Delaware	93.4%
Framebridge, Inc.	Delaware	93.4%
Framebridge Card Solutions LLC	Florida	93.4%
Framebridge Retail Stores LLC	Delaware	93.4%
Graham Automotive LLC	Delaware	100%
Corellia, LLC	Maryland	90%
Graham-Ourisman Automotive LLC	Delaware	90%
Endor, LLC	Maryland	90%
Lando, LLC	Virginia	90%
C3PO, LLC	Maryland	90%
Boba Fett LLC	Maryland	90%
Hoth LLC	Maryland	90%
Palpatine, LLC	Maryland	90%
Corellia Shipyard, LLC	Maryland	90%
Vader, LLC	Virginia	90%
Mon Mothma, LLC	Virginia	90%
Anakin, LLC	Virginia	90%
Padme, LLC	Virginia	90%
Yavin, LLC	Virginia	90%
Yavin II, LLC	Virginia	90%
Yavin III, LLC	Virginia	90%
Luke Skywalker, LLC	Virginia	90%
Mustafar, LLC	Maryland	90%
Leia Skywalker, LLC	Virginia	90%
Alderaan, LLC	Virginia	90%
Kamino, LLC	Virginia	90%
Obi Wan, LLC	Virginia	90%
Mos Eisley, LLC	Virginia	90%
Ahsoka, LLC	Virginia	90%

Name of Subsidiary	Jurisdiction of Incorporation or Organization	% of Voting Equity Owned by Parent
Artoo, LLC	Virginia	90%
Yavin IV, LLC	Virginia	90%
Yavin V, LLC	Virginia	90%
Plagueis, LLC	Maryland	90%
Exegol, LLC	Maryland	90%
Graham Digital Holding Company LLC	Delaware	100%
City Cast LLC	Delaware	100%
Decile LLC	Delaware	100%
The Slate Group, LLC	Delaware	100%
Code3 LLC	Delaware	100%
Social Code Holdings, LLC	Delaware	100%
JKR Ventures, LLC	Ohio	100%
Marketplace Strategy, LLC	Ohio	100%
Supporting Cast LLC	Delaware	100%
Graham Healthcare Group, Inc.	Delaware	100%
Celtic Healthcare, Inc.	Nevada	100%
Residential Home Health of Carlisle, LLC	Pennsylvania	100%
Graham Health Services, LLC	Pennsylvania	100%
Residential Home Health of NC PA, LLC	Pennsylvania	100%
Residential Healthcare of NE PA, LLC	Pennsylvania	100%
Residential Hospice of Carlisle, LLC	Pennsylvania	100%
Residential Hospice of Southern Illinois LLC	Pennsylvania	100%
Residential Home Health of Southern Illinois, LLC	Pennsylvania	100%
Graham Healthcare Capital, LLC	Delaware	100%
GHC One, LLC	Delaware	100%
GHC One Clarus, LLC	Delaware	95%
Clarus Care, LLC	Delaware	95%
GHC One CSI, LLC	Delaware	100%
CSI Coinvest, LLC	Delaware	100%
CSI Pharmacy Holding Company, LLC	Delaware	87.5%
NH Enterprises, LLC	Delaware	87.5%
Clinical Specialty Infusions of Dallas, LLC	Texas	87.5%
GHC One Darby, LLC	Delaware	95%
GHC Two, LLC	Delaware	100%
GHC Two Minority, LLC	Delaware	100%
GHC Two Minority Co-Invest	Delaware	95%
GHC Two Skin Clique, LLC	Delaware	100%
Skin Clique Co-Invest, LLC	Delaware	95%
GHC Two Autism Ventures, LLC	Delaware	95%
Ray Beyond Behavioral Corp. dba Surpass Behavioral Health	Delaware	95%
Community Living in Kentucky, LLC	Kentucky	95%
Growing Minds Learning Center, LLC	Kentucky	95%
Education Alternatives for ABA, LLC	Pennsylvania	95%
Early Autism Project, Inc.	Delaware	95%
GHC Two Weiss, LLC	Delaware	100%
Weiss Co-Invest, LLC	Delaware	95%
Residential Healthcare Group, Inc.	Delaware	100%
Residential Home Health and Hospice, Inc.	Michigan	100%
RHH Holdings Co	Michigan	100%
Residential Home Health, LLC	Delaware	100%
Residential Home Health of NW OH, LLC	Delaware	100%
Residential Hospice, LLC	Michigan	100%
Florida Hospice, LLC	Florida	100%

Name of Subsidiary	Jurisdiction of Incorporation or Organization	% of Voting Equity Owned by Parent
Residential Hospice of NW OH, LLC	Delaware	100%
RHH Ventures Illinois, LLC	Illinois	100%
GHG FL Holdco, LLC	Delaware	60%
InTeliCare Services FL1, LLC	Florida	60%
Home Care of Tampa Bay, LLC	Florida	60%
InTeliCare Services FL2, LLC	Florida	60%
AllPro Home Health, LLC	Florida	60%
Residential Kansas HoldCo, Inc.	Delaware	100%
Continua Holdco, LLC	Missouri	60%
Continua Home Health, LLC	Missouri	60%
Residential Hospice of Missouri, LLC	Missouri	60%
Graham Media Group, Inc.	Delaware	100%
Graham Media Group, Florida, Inc.	Florida	100%
Graham Media Group, Houston, Inc.	Delaware	100%
Graham Media Group, Michigan, Inc.	Delaware	100%
FourGrounds, LLC	Michigan	100%
Graham Media Group, Orlando, Inc.	Delaware	100%
Graham Media Group, San Antonio, Inc.	Delaware	100%
Graham Media Group, Virginia, LLC	Virginia	100%
Social News Desk, Inc.	Florida	100%
Group Dekko Holdings Inc.	Delaware	100%
Group Dekko Inc.	Indiana	100%
Dekko Global Enterprise LLC	Indiana	100%
Grupo Dekko Mexico S.A, de C.V.	Mexico	100%	(c)
Joyce/Dayton Corp.	Ohio	100%
Lowly Worm Holdings, Inc.	Delaware	100%
Kaplan, Inc.	Delaware	99.44%
BridgeU North America, LLC	Delaware	100%
Dev Bootcamp, Inc.	California	100%
Graham Holdings Retired Employee Payroll Master, LLC	Delaware	100%
Kaplan International, LLC	Delaware	100%
Kaplan Higher Education, LLC	Delaware	100%
Texas Educational Ventures, LP	Texas	100%
Kaplan North America, LLC	Delaware	100%
Kaplan Exam Services, LLC	Delaware	100%
KNA International, LLC	Delaware	100%
Northeast Higher Education, LLC	Delaware	100%
Kaplan Medical Affairs, LLC	Delaware	100%
KNA Academies, LLC	Florida	100%
DF Institute, LLC	Illinois	100%
Kaplan Industry Alliance, LLC	Delaware	100%
The College for Financial Planning Institutes Corp.	Arizona	100%
The College for Financial Planning, Inc.	Arizona	100%
KV EdTech Partners LLC	Delaware	100%
Kaplan Mexico Holdings, LLC	Delaware	100%
Kaplan (India) Private Limited	India	100%	(d)
Kaplan (PR) Inc.	Puerto Rico	100%
Kaplan Medical Prep, LLC	New York	100%
Kaplan K12 Learning Services, LLC	Delaware	100%
Kaplan Test Prep International, LLC	California	100%
Kaplan International North America, LLC	California	100%
Kaplan International Pathways North America, LLC	Delaware	100%
Hands On Consulting Limited	Hong Kong	100%

Name of Subsidiary	Jurisdiction of Incorporation or Organization	% of Voting Equity Owned by Parent
Hands On Education Consultants Co., Ltd.	Thailand	100%	(e)
Kaplan International Holdings, LLC	Delaware	100%
Kaplan U.K. Limited	England & Wales	100%
Kaplan International Shared Services Limited	England & Wales	100%
The Regional Headquarters of Kaplan Middle East and North Africa	Saudi Arabia	100%
Kaplan International Pathways Canada Limited	British Columbia	100%
Kaplan (Canada) Ltd.	Ontario	100%
U.S. CPA ExamPrep, Inc.	Ontario	100%
Aspect Education Limited	England & Wales	100%
Kaplan International Egypt for Consultancy and Support Services Limited	Egypt	100%	(f)
Education Tower Limited	Hong Kong	100%
BEO KK	Japan	100%
Hands On - BEO Company Limited	Vietnam	100%
Aspect (Beijing) Education Information Consulting Co. Ltd.	China (PR)	100%
Pacific Language Institute, Inc.	British Columbia	100%
Aspect Education UK Limited	England & Wales	100%
Aspect Educational Services Limited	England & Wales	100%
Aspect International Language Academies Limited	England & Wales	100%
Anglo World Travel SA	Switzerland	100%
Anglo-World Group Limited	England & Wales	100%	(g)
Anglo-World Education Limited	England & Wales	100%	(h)
Aspect International Language Schools Limited	Ireland	100%
Aspect Language Schools Limitada	Colombia	100%
Aspect Language Schools Limited	Switzerland	100%
Aspect S.A.R.L. France	France	100%
Kaplan International Languages (Hong Kong) Limited	Hong Kong	100%
Kaplan International Operations Mexico, S.A. de C.V.	Mexico	100%	(i)
KI HR Services Mexico, S.A. de C.V.	Mexico	100%	(i)
Aspect Language Schools SA	Spain	100%
Kaplan Test Prep and Admissions Limited	England & Wales	100%
Heverald Groupe S.A.	Switzerland	100%
Alpadia Freiburg	Germany	100%
Alpadia S.A.	Switzerland	100%
Alpadia Sarl	France	100%
Alpadia Berlin GmbH	Germany	100%
ESL Education S.A.S.	France	100%
ESL Education Belgique sprl	Belgium	100%
ESL Education Italia S.R.L.	Italy	100%
Alpadia UK Limited	England & Wales	100%
ESL Education GmbH ÖSTERREICH	Austria	100%
ESL Education S.A.	Switzerland	100%
Alpadia Education SL	Spain	100%
ESL Educación España S.L	Spain	100%
ESL Education GmbH Deutschland	Germany	100%
ESL Services IT S.R.L	Italy	100%
ESL Services SP S.L	Spain	100%
Azurlingua SARL	France	100%
SCI Clemenceau 57	France	100%	(j)
Kaplan International UK Holdings Limited	England & Wales	100%
Kaplan Australia Holdings Pty Limited	Australia	100%
Kaplan Australia Pty Limited	Australia	100%
Kaplan Higher Education Pty Limited	Australia	100%

Name of Subsidiary	Jurisdiction of Incorporation or Organization	% of Voting Equity Owned by Parent
Kaplan Business School Pty Limited	Australia	100%
Kaplan International English (Australia) Pty Limited	Australia	100%
Kaplan International NZ Limited	New Zealand	100%
Tribeca Learning Pty Limited	Australia	100%
Kaplan Education Pty Limited	Australia	100%
Kaplan Holdings Limited	Hong Kong	100%
Kaplan International HK Limited	Hong Kong	100%
Kaplan Higher Education (HK) Limited	Hong Kong	100%
Kaplan Financial (HK) Limited	Hong Kong	100%
Kaplan Language Training (HK) Limited	Hong Kong	100%
Kaplan Institute Limited	Hong Kong	100%
Shanghai Kaibo Management Consultation Co., Ltd	China (PR)	100%
The Financial Training (Shanghai) Co., Ltd	China (PR)	100%
Kaplan Higher Education Academy Pte. Ltd	Singapore	100%
Open Education Consultancy Pte. Ltd.	Singapore	100%
Kaplan Myanmar Company Limited	Myanmar	99%
Accountancy & Business College (Ireland) Limited	Ireland	100%
DBS Services SDN.BHD	Malaysia	100%
Kaplan Ireland Education Limited	Ireland	100%
Kaplan International Holdings Limited	England & Wales	100%
Eagle Education and Training Limited	England & Wales	100%
Kaplan Assessments Limited	England & Wales	100%
Kaplan Testing Services Limited	England & Wales	100%
Kaplan Dubai Limited	England & Wales	100%
Kaplan Professional ME Limited	England & Wales	100%
Osborne Books Limited	England & Wales	100%
Kaplan Financial Limited	England & Wales	100%
Kaplan SQE Limited	England & Wales	100%
Kaplan Training Limited	England & Wales	100%
Kaplan Consulting & Training Limited	England & Wales	100%
Hawksmere Limited	England & Wales	100%
Holborn College Limited	England & Wales	100%
Kaplan Saudi Arabia Holding Limited	England & Wales	100%
Kaplan Saudi Arabia Limited	Saudi Arabia	100%
Kaplan International Colleges U.K. Limited	England & Wales	100%
Kaplan Essex Limited	England & Wales	100%
Kaplan Colleges Private Limited	India	100%
Kaplan International Colleges (Private) Limited	Pakistan	100%
Kaplan Glasgow Limited	England & Wales	100%
Kaplan International Colleges Limited	Nigeria	100%	(k)
Kaplan Liverpool Limited	England & Wales	100%
Kaplan Nottingham Limited	England & Wales	100%
Kaplan NT Limited	England & Wales	100%
Kaplan International College London Limited	England & Wales	100%
Kaplan Brighton Limited	England & Wales	100%
Kaplan UWE Limited	England & Wales	100%
Kaplan Bournemouth Limited	England & Wales	100%
Kaplan Estates Limited	England & Wales	100%
Kaplan York Limited	England & Wales	100%
Kaplan Partner Services HK Limited	Hong Kong	100%	(l)
Kaplan Open Learning Limited	England & Wales	100%
Kaplan Open Learning (Essex) Limited	England & Wales	100%
KOL Essex Limited	England & Wales	100%

Name of Subsidiary	Jurisdiction of Incorporation or Organization	% of Voting Equity Owned by Parent
Kaplan Open Learning (Liverpool) Limited	England & Wales	100%
Kaplan Publishing Limited	England & Wales	100%
Kaplan Professional Awards Limited	England & Wales	100%
Mander Portman Woodward Limited	England & Wales	100%
Kensington Student Services Limited	England & Wales	100%
Justin Craig Education Limited	England & Wales	100%
Leaf Group Ltd.	Delaware	100%
Deny Designs, LLC	Delaware	100%
Leaf Group Services, LLC	Delaware	100%
Out of the Box S.A.	Argentina	100%	(m)
Leaf OIYS, LLC	Delaware	100%
Other Art Fairs Ltd	England	100%
Other Art Fairs Australia Pty Ltd.	Australia	100%
Saatchi Online, Inc.	Delaware	100%
Saatchi Art Online Hospitality	United Kingdom	100%
Other Art Fairs, LLC	Delaware	100%
Society6, LLC	Delaware	100%
Well+Good, LLC	New York	100%
Soteria One, Inc.	Vermont	100%
________________________
(a)Forney Corporation owns .03% and Forney Maquila, LLC owns 99.97% of FMMX S. de R.L. de C.V. The combined ownership of Forney Maquila, LLC and Forney Corporation in FMMX S. de R.L. de C.V. is 100%.
(b)    Forney Maquila, LLC owns .03% and FMMX s. de R.L. de C.V. owns 99.97% of FSM S. de R.L. de C.V. The combined ownership of Forney Maquila, LLC and FMMX S. de R.L. de C.V. in FSM S. de R.L. de C.V. is 100%.
(c)    Dekko Global Enterprise, LLC owns 99.998% of Type A Common Stock of Grupo Dekko Mexico, S.A. de C.V. and Group Dekko Holdings, Inc. owns .002% of Type A Common Stock of Grupo Dekko Mexico, S.A. de C.V. Dekko Global Enterprise, LLC owns 100% of Type B Common Stock of Grupo Dekko Mexico, S.A. de C.V. The combined ownership by Dekko Global Enterprise, LLC and Group Dekko Holdings, Inc. in Grupo Dekko Mexico, S.A. de C.V. is 100%.
(d)    Kaplan Colleges Private Limited also owns 4.35% stock in Kaplan (India) Private Limited. The combined ownership of Kaplan Mexico Holdings, LLC and Kaplan Colleges Private Limited in Kaplan (India) Private Limited is 100%.
(e)    Hands On Consulting Limited owns 49% stock and Kaplan International, Inc. and Kaplan Test Prep International, Inc. each own 0.002% stock of Hands On Education Consultants Co., Ltd. The combined ownership of Kaplan, Inc., Hands On Consulting Limited, Kaplan International, LLC and Kaplan Test Prep International, LLC in Hands On Education Consultants Co., Ltd. is 100%.
(f)    Kaplan UK Limited also owns 1% of Kaplan International Egypt for Consultancy and Support Services Limited. The combined ownership of Kaplan UK Limited and Aspect Education Limited in Kaplan International Egypt for Consultancy and Support Services Limited is 100%.
(g)    Anglo World Travel SA also owns 28.9% of Anglo-World Group Limited. The combined ownership of Anglo World Travel SA and Aspect International Language Academies Limited in Anglo-World Group Limited is 100%.
(h)    Anglo World Travel SA also owns 20% of Anglo-World Education Limited. The combined ownership of Anglo World Travel SA and Anglo-World Group Limited in Anglo-World Education Limited is 100%.
(i)    Aspect Educational Services Limited also owns .002% equity in Kaplan International Operations Mexico, S.A. de C.V. and KI HR Services Mexico, S.A. de C.V. The combined ownership of Aspect Education Limited and Aspect Educational Services Limited in Kaplan International Operations Mexico, S.A. de C.V. and KI HR Services Mexico, S.A. de C.V. is 100%.
(j)     Azurlingua SARL also owns 31.5% stock in SCI Clemenceau 57. The combined ownership of Azurlingua SARL and Heverald Groupe S.A. in SCI Clemenceau 57 is 100%

(k)    Kaplan International Holdings Limited also owns 1 share or .00001% of Kaplan International Colleges Limited. The combined ownership of Kaplan International Holdings Limited and Kaplan International Colleges U.K. Limited in Kaplan International Colleges Limited is 100%.
(l)    Kaplan NT Limited, Kaplan Liverpool Limited, Kaplan Glasgow Limited, Kaplan Nottingham Limited, The University of York International Pathway College LLP (which is 45% owned by Kaplan York Limited), Kaplan International College London Limited, Kaplan UWE Limited, Kaplan Bournemouth Limited, Kaplan Brighton Limited and Kaplan Essex Limited each owns 10% of Kaplan Partner Services HK Limited.  The combined ownership of Kaplan NT Limited, Kaplan Liverpool Limited, Kaplan Glasgow Limited, Kaplan Nottingham Limited, The University of York International Pathway College LLP, Kaplan International College London Limited, Kaplan UWE Limited, Kaplan Bournemouth Limited and Kaplan Brighton Limited and Kaplan Essex Limited is 100%.
(m)    Leaf Group Services, LLC owns 5% of Out of the Box S.A. and Leaf Group Ltd. owns 95%.

As permitted by Item 601(b)(21) of Regulation S-K, the foregoing list omits certain subsidiaries which, if considered in the aggregate as a single subsidiary, would not constitute a “significant subsidiary” as that term is defined in Rule 1-02(w) of Regulation S-X.